                        NATIONWIDE VARIABLE INSURANCE TRUST

               Nationwide Multi-Manager NVIT Small Cap Growth Fund
               Nationwide Multi-Manager NVIT Small Cap Value Fund
                Nationwide Multi-Manager NVIT Small Company Fund

                       Supplement Dated November 16, 2007
                       to the Prospectus Dated May 1, 2007

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

With  respect  to the  Nationwide  Multi-Manager  NVIT Small  Company  Fund (the
"Fund"),  the following  changes to the Fund's  subadvisers were approved by the
Board of Trustees  (the  "Board") of Nationwide  Variable  Insurance  Trust (the
"Trust")  at a special  meeting  of the Board  held on  October  25,  2007:  (1)
termination  of  Franklin  Portfolio  Associates,  LLC  ("Franklin")  as a  Fund
subadviser,  and (2) the addition of Putnam Investment Management,  LLC as a new subadviser to the Fund.  As a result of these  changes,  effective  November 12,
2007, the following  amendments are made to the Prospectus as they relate to the
Fund:

1.  In the  "Nationwide  Multi-Manager  NVIT  Small  Company  Fund  Summary  and
Performance"  section,  under the "Principal  Strategies" heading on page 9, the third paragraph is deleted and replaced with the following:

     The Fund  consists of seven  sleeves,  or  portions,  managed by  different investment subadvisers.  NFA, as the Fund's investment adviser, selects the
     Fund's  subadvisers and monitors their performance on an ongoing basis. NFA selected as  subadvisers  American  Century  Investment  Management,  Inc.,
     Putnam Investment Management, LLC, Gartmore Global Partners, Morgan Stanley
     Investment  Management,  Inc.,  Neuberger Berman Management Inc., Waddell &
     Reed Investment  Management  Company and Aberdeen Asset  Management Inc. to
     each manage the assets of a sleeve in the Fund. The  subadvisers  have been chosen  because  they  approach  investing  in  small-cap  securities  in a different  manner from each other,  and NFA believes  that  diversification among  securities  and  investment  styles could increase the potential for investment return and potentially reduce risk and volatility.

2.  In the  "Nationwide  Multi-Manager  NVIT  Small  Company  Fund  Summary  and
Performance" section, under the "Principal Strategies" heading on page 9 and 10, the  reference to Franklin  Portfolio  Associates,  LLC, is deleted and replaced with the following:

     PUTNAM INVESTMENT  MANAGEMENT,  LLC ("PUTNAM") - focuses on value stocks of small-cap  companies.  Value  stocks are those  that  Putnam  believes  are currently  undervalued by the market,  but which it believes are undergoing positive  change.  If Putnam is correct and other  investors  recognize the value of such companies, the prices of their stocks may rise. The portfolio managers  use an approach  that  combines use of  proprietary  quantitative tools to screen for  potentially  eligible  stocks  followed by "bottom-up"
     stock  selection  based on  fundamental  research to  identify  stocks they believe offer attractive investment  opportunities.  The portfolio managers consider,  among other factors, a company's valuation,  financial strength, competitive position in its industry, projected future earnings, cash flows and  dividends  when deciding  whether to buy or sell stocks,  and focus in particular on stocks that have  experienced a past sharp price decline that may have been driven by investor  overreaction in the market.  For example, the value of a company's stock may have fallen because of factors affecting other  companies in the same  industry,  or because of changes in financial markets that are relatively unrelated to the company or its industry,  such as changes in interest or currency exchange rates.

3.  In the  "Nationwide  Multi-Manager  NVIT  Small  Company  Fund  Summary  and
Performance"  section,  under the "Average Annual Total Returns" heading on page
11, footnote 1 is deleted and replaced with the following:

     The Fund commenced  operations on October 23, 1995.  Effective November 12,
     Putnam replaced Franklin as a subadviser to a portion of the Fund's assets.

4. In the "Fund Management" section, under the "Subadvisers" heading on page 16, the reference to Nationwide Multi-Manager NVIT Small Company Fund is deleted and replaced with the following:

     NATIONWIDE  MULTI-MANAGER  NVIT SMALL COMPANY FUND:  NFA has selected seven subadvisers, each of whom will manage a sleeve of the Fund's portfolio. The current Nationwide Multi-Manager NVIT Small Company Fund's subadvisers are:

     American Century Investment Management, Inc.
     Putnam Investment Management, LLC
     Gartmore Global Partners
     Morgan Stanley Investment Management Inc.
     Neuberger Berman Management Inc.
     Waddell & Reed Investment Management Company
     Aberdeen Asset Management Inc.

5. In the "Fund Management" section, under the "Portfolio Management" heading on page 18, the  reference  to Franklin  Portfolio  Associates,  LLC is deleted and replaced with the following:

     Putnam  Investment  Management,  LLC.  ("Putnam"):  is  located at One Post
     Office Square,  Boston,  MA 02109. The primary  portfolio  managers for the portion of the Fund managed by Putnam are Edward T. Shadek, Jr. and Michael
     C. Petro. Mr. Shadek is Managing  Director,  Deputy Head of Investments and
     Chief  Investment  Officer of the Small Cap  Equities and Small and Mid Cap
     Value teams,  and joined Putnam in 1997. He is the portfolio leader for the
     Small Cap Value and Mid Cap Value Funds.  Mr. Petro is a Portfolio  Manager
     and Analyst,  and joined  Putnam in 2002.  He is a portfolio  member on the
     Small  Cap  Value  Fund  and is a CFA  charterholder  with  nine  years  of investment experience.

You will receive an Information  Statement as required under the Trust's Manager of Mangers Exemptive Order with more detailed information concerning Putnam.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE